Exhibit 99.5


                              MANAGEMENT AGREEMENT

         THIS MANAGEMENT AGREEMENT (this "Management Agreement") is dated as of December 5, 2001 and entered into by and between Lexington Acquiport Company II, LLC, a Delaware limited liability company (the "Company"), and Lexington Realty Advisors, Inc., a Delaware corporation (the "Asset Manager").

         WHEREAS, the Company owns or will own net-leased real estate properties in the United States of America (collectively, the "Tranche II Properties") and owns or will own loans ("Tranche II LSL Loans") made to one or more limited liability companies (each, an "LXP LLC") to finance a part of the purchase price for net-leased real estate properties (each an "Tranche II LSL Property") in the United States of America being acquired by limited liability companies (each, a "Special Purpose LLC") the sole member of which is a LXP LLC; and

         WHEREAS, the Company desires to have the Asset Manager undertake the duties and responsibilities hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Company and the Asset Manager agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used in this Management Agreement shall have the meanings ascribed to such terms in that certain Operating Agreement of Lexington Acquiport Company II, LLC dated as of even date herewith between Lexington Corporate Properties Trust, a Maryland real estate investment trust, as a managing member ("LXP"), and The Comptroller of the State of New York, as Trustee of the Common Retirement Fund, as a non-managing member (the "Fund") (as such Operating Agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Operating Agreement").

         2. Obligations of the Asset Manager. The Asset Manager shall perform on behalf of the Company those duties and responsibilities of the Manager in respect of the evaluation of Proposed Tranche II Properties and the acquisition of Approved Tranche II Properties, and the evaluation of Tranche II LSL Properties and the making of Tranche II LSL Loans, as contemplated by Section
3.6 of the Operating Agreement, and in respect of the management of the Tranche II Properties and Tranche II LSL Loans, that may be delegated to the Asset Manager pursuant to Section 3.1(b) of the Operating Agreement. With respect to the management of the Tranche II Properties, the Asset Manager shall perform the duties and responsibilities described in Appendix 1 attached hereto and made a part hereof. With respect to the management of the Tranche II LSL Loans, the Asset Manager shall perform the duties and responsibilities described in Appendix 1 attached hereto and made a part hereof. Additionally, the Asset Manager shall prepare or cause to be prepared reports and statements as is, and in the manner, required by the Operating Agreement. The Asset Manager shall maintain appropriate books of account and records relating to services performed pursuant hereto, which books of account and records shall be available for inspection by representatives of the Company upon reasonable notice during normal business hours, and from time to time or at any time requested by the Company, make reports to the Company of the Asset Manager's performance of the foregoing services. In performing the foregoing services, the Asset Manager shall not, and shall have no power or authority to, (i) bind the Company, or to enter into any contract or other agreement in the name of or on behalf of the Company, unless specifically authorized in writing to do so by the Company, (ii) amend, cancel or alter any of the organizational documents of the Company, or
(iii) do any act not authorized pursuant to this Management Agreement, unless specifically authorized to do so in writing by the Company or specifically authorized to do so by the Operating Agreement. Any and all approvals required from the Company pursuant to this Management Agreement may be given or withheld by the Company in its absolute and sole discretion.

         3. No Partnership or Joint Venture. The Company and the Asset Manager are not partners or joint venturers with each other and the terms of this Management Agreement shall not be construed so as to make them such partners or joint venturers or impose any liability as such on either of them.

         4. Employees of Asset Manager. All persons engaged in the performance of the services to be performed by the Asset Manager hereunder shall be employees of LXP; provided, however, that, employees and officers of LXP may also be employees and officers of the Company. All of the Asset Manager's employees shall be covered by workers' compensation insurance in the manner required by law.

         5. Limitation on the Asset Manager's Liability.
            -------------------------------------------

              (a) Except as provided in Section 5(b) below, the Asset Manager and its directors, officers and employees shall not be liable, responsible or accountable in damages or otherwise to the Company or either Member for (a) any loss or liability arising out of any act or omission by the Asset Manager so long as any such act or omission did not constitute (i) a breach of this Management Agreement or of the Operating Agreement which breach had or has a material adverse effect on the Company and, if capable of cure, is not cured within fifteen
         (15) days after notice thereof is delivered to the Asset Manager by the Company, (ii) gross negligence or willful misconduct or (iii) fraud or bad faith on the part of the Asset Manager or (b) any acts or omissions by third parties selected by the Asset Manager in good faith and with reasonable care to perform services for the Company.

              (b) Notwithstanding the limitation contained in Section 5(a) above, the Asset Manager shall be liable, responsible and accountable in damages or otherwise to the Company and the Fund for any act or omission on behalf of the Company and within the scope of authority conferred on the Asset Manager (i) which act or omission was negligent (including any negligent misrepresentation) and violated any law, statute, regulation or rule relating to Shares or any other security of LXP or (ii) to the extent the Company or the Fund is charged with liability for, or suffers or incurs loss, liability, cost or expense (including reasonable attorneys' fees) as a result of, such act or omission and such act or omission was negligent and related to Shares or such other security of LXP.

         6. Company's Professional Services. The Company may independently retain legal counsel and accountants to provide such legal and accounting advice and services as the Company shall deem necessary or appropriate.

         7. Expenses of the Asset Manager and the Company.
            ---------------------------------------------

              (a) The Asset Manager shall pay, without reimbursement by the Company (i) the salaries of all of its officers and regular employees and all employment expenses related thereto, (ii) general overhead expenses, (iii) record-keeping expenses, (iv) the costs of the office space and facilities which it requires, (v) the costs of such office space and facilities as the Company reasonably requires, (vi) all out of pocket costs and expenses incurred in connection with the management of the Tranche II Properties and the Company (other than reasonable and customary costs and expenses of Third Parties retained in connection with the management of the Tranche II Properties and the Company) and
         (vii) costs and expenses relating to Acquisition Activities as set forth in and limited by Section 3.6(f) of the Agreement.

              (b) The Asset Manager shall either pay directly from a Company account or pay from its own account and be reimbursed by the Company for the following Company costs and expenses that are incurred by the Company or by the Asset Manager in the performance of its duties under this Management Agreement or the Operating Agreement:

                    (i) Permitted Expenses;

                    (ii) all reasonable and customary costs and expenses relating to Third Parties retained in connection with a Proposed Tranche II Property or an Approved Tranche II Property or a Tranche II LSL Loan as provided in Section 3.6(f) of the Operating Agreement provided, that if for any reason the Asset Manager, or any Affiliate of LXP or the Asset Manager (instead of the Company or an SP Subsidiary) acquires title to any Proposed Tranche II Property or Approved Tranche II Property, the Asset Manager shall pay all of the costs and expenses incurred or to be incurred in connection with such Proposed Tranche II Property or Approved Tranche II Property.

         The Asset Manager shall not pay or be reimbursed by the Company for any other cost or expense.

              (c) Except as expressly otherwise provided in this Management Agreement or the Operating Agreement, the Company shall directly pay all of its own expenses, and without limiting the generality of the foregoing, it is specifically agreed that the following expenses shall be borne directly by the Company and not be paid by the Asset Manager:

                    (i) interest,  principal or any other cost of money borrowed by the Company;

                    (ii) fees and expenses paid to independent contractors, appraisers, consultants and other agents retained by or on behalf of the Company and expenses directly connected with the financing, refinancing and disposition of real estate interests or other property (including insurance premiums, legal services, brokerage and sales commissions, maintenance, repair and improvement costs and expenses related to the Tranche II Properties); and

                    (iii) insurance as required by the Company.

         8. Indemnification by the Company. The Company shall indemnify, defend and hold harmless the Asset Manager by reason of any act or omission or alleged act or omission arising out of the Asset Manager's activities as the Asset Manager on behalf of the Company, against personal liability, claims, losses, damages and expenses for which the Asset Manager has not otherwise been reimbursed by insurance proceeds or otherwise (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Asset Manager in connection with such action, suit or proceeding and any appeal therefrom, unless the Asset Manager (A) acted fraudulently, in bad faith or with gross negligence or willful misconduct or (B) by such act or failure to act breached any covenant contained in this Management Agreement, which breach had or has a material adverse effect on the Company or either Member and, if capable of cure, is not cured within fifteen (15) days after notice thereof from the Company. Any indemnity by the Company under this Management Agreement shall be provided out of, and to the extent of, Company revenues and assets only, and no Member shall have any personal liability on account thereof. The indemnification provided under this Section 8 shall (x) be in addition to, and shall not limit or diminish, the coverage of the Asset Manager under any insurance maintained by the Company and (y) apply to any legal action, suit or proceeding commenced by a Member or in the right of a Member or the Company. The indemnification provided under this Section 8 shall be a contract right and shall include the right to be reimbursed for reasonable expenses incurred by the Asset Manager within thirty (30) days after such expenses are incurred.

         9. Terms and Termination. This Management Agreement shall remain in force until terminated in accordance herewith. At the sole option of the Company, exercisable in the Company's sole and arbitrary discretion, this Management Agreement may be terminated at any time and for any reason immediately upon notice of termination from the Company to the Asset Manager. This Management Agreement shall automatically expire upon the completion of dissolution or winding up of the Company pursuant to Section 9.2 of the Operating Agreement or the removal or resignation of LXP as Manager. This Management Agreement shall also terminate upon any of the following:

              (a) The Asset Manager shall be adjudged bankrupt or insolvent by a court of competent jurisdiction or an order shall be made by a court of competent jurisdiction for the appointment of a receiver, liquidator or trustee of the Asset Manager or of all or substantially all of its property by reason of the foregoing, or approving any petition filed against the Asset Manager for reorganization, and such adjudication or order shall remain in force and unstayed for a period of 30 days.

              (b) The Asset Manager shall institute proceedings for voluntary bankruptcy or shall file a petition seeking reorganization under the Federal Bankruptcy Code, for relief under any law for relief of debtors, or shall consent to the appointment of a receiver for itself or for all or substantially all of its property, or shall make a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due.

         10. Action Upon Termination. After the expiration or termination of this Management Agreement, the Asset Manager shall:

              (a) Promptly pay to the Company or any person legally entitled thereto all monies collected and held for the account of the Company pursuant to this Management Agreement, after deducting any compensation and reimbursement for its expenses which it is then entitled to receive pursuant to the terms of this Management Agreement.

              (b) Within 90 days deliver to the Company a full account, including a statement showing all amounts collected by the Asset
         Manager and a statement of all monies disbursed by it, covering the period following the date of the last accounting furnished to the Company.

              (c) Within ten (10) days deliver to the Company all property and documents of the Company then in the custody of the Asset Manager.

Upon termination of this Management Agreement, the Asset Manager shall be entitled to receive payment for any expenses and fees (including without limitation the management fee which shall be prorated on a daily basis and acquisition fees) as to which at the time of termination it has not yet received payment or reimbursement, as applicable, pursuant to Section 7 and Section 11 hereof, less any damages to the Company caused by the Asset Manager.

         11. Acquisition Fee and Management Fee.
             ----------------------------------

              (a) Upon the acquisition of any Approved Tranche II Property acquired by the Company or by an SP Subsidiary pursuant to Section 3.6 of the Operating Agreement (including any Approved Tranche II Property acquired by the Company or by an SP Subsidiary contributed in whole or in part by LXP as contemplated by the last two sentences of Section 5.1(b) of the Operating Agreement), or upon the making by the Company of a Tranche II LSL Loan to an LXP LLC pursuant to Section 3.6 of the Operating Agreement (including any Tranche II LSL Loan related to a Tranche II LSL Property acquired by a Special Purpose LLC from LXP), the Company shall pay the Asset Manager an acquisition fee equal to (x) the purchase price of such acquired Approved Tranche II Property multiplied by (y) three quarters of one percent (0.75%). If the Manager shall arrange financing for the purchase of an Approved Tranche II Property without the use of a third-party broker, then the Company shall pay the Asset Manager a fee equal to one half of one percent (0.50%) of the loan amount arranged.

              (b) The Company shall pay to the Asset Manager an annual management fee equal to two percent (2%) of Net Rents, payable monthly. Such fee shall be calculated monthly, based on Net Rents received by the Company for such month, and adjusted as provided in this Section 11(b). Within thirty (30) days of the Company's receipt of the annual reports described in Section 4.3 of the Operating Agreement for a fiscal year, the Asset Manager shall provide to the Company a written statement of reconciliation setting forth (a) the Net Rents for such fiscal year and the management fee payable to the Asset Manager in connection therewith, pursuant to this Management Agreement, (b) the management fee already paid by the Company to the Asset Manager during such fiscal year, and (c) either the amount owed to the Asset Manager by the Company (which shall be the excess, if any, of the management fee payable to the Asset Manager for such fiscal year pursuant to this Agreement over the management fee actually paid by the Company to the Asset Manager for such fiscal year) or the amount owed to the Company by the Asset Manager (which shall be the excess, if any, of the management fee actually paid by the Company to the Asset Manager for such fiscal year over the management fee payable to the Asset Manager for such fiscal year pursuant to this Agreement). The Asset Manager or the Company, as the case may be, shall pay to the other the amount owed pursuant to clause (c) above within five (5) Business Days of the receipt by the Advisor and the Fund of the written statement of reconciliation described in this Section 11. In addition, in those cases in which a tenant of any Tranche II Property requests that the Company provide property management services at such tenant's expense, Asset Manager shall be entitled to an oversight fee for such property management services for the tenant of such Tranche II Property equal to one half of one percent (0.50%) of the Net Rent from such Tranche II Property ("Oversight Fee"), which Oversight Fee shall be payable by the tenant of such Tranche II Property, in accordance with the terms as such tenant and Asset Manager may agree. Concurrently with the reconciliation statement required above, the Asset Manager shall provide to the Advisor and the Fund a written statement setting forth all Oversight Fees paid to the Asset Manager during such fiscal year and the Net Rents relating to such Tranche II Properties for such fiscal year.

         12. Assignment. The Asset Manager may not assign or delegate any of its rights or obligations hereunder.

         13. Notices. Unless otherwise specifically provided herein, any notice or other communication required herein shall be given in accordance with the Operating Agreement.

         14. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Management Agreement shall in any event be effective without the written concurrence of the Company. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         15. Governing Law. THIS MANAGEMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         16. Entire Agreement. This Management Agreement embodies the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

         17. Severability. In case any provision in or obligation under this Management Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         18. No Waiver, etc. No waiver by the Company of any default hereunder shall be effective unless such waiver is in writing and executed by the Company nor shall any such written waiver operate as a waiver of any other default or of the same default on a subsequent occasion. Furthermore, the Company shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights, privileges and/or remedies hereunder, and the failure or forbearance of the Company on one occasion shall not prejudice or be deemed or considered to have prejudiced its right to demand such compliance on any other occasion.

         19. No Third Party Beneficiary. The Asset Manager is not a third party beneficiary of the Operating Agreement and shall have no rights or remedies thereunder, and the parties to the Operating Agreement can amend, modify or terminate the Operating Agreement at any time without the Asset Manager's consent and without any liability to the Asset Manager.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY                LEXINGTON ACQUIPORT COMPANY II,
                       LLC, a Delaware limited liability company

                       By:  LEXINGTON PROPERTIES CORPORATE
                            TRUST, a Maryland real estate investment trust, the managing member



                            By:  /s/ Patrick Carroll
                                 --------------------------------------------
                                 Name: Patrick Carroll
                                 Its:  Chief Financial Officer


ASSET MANAGER          LEXINGTON REALTY ADVISORS, INC.



                       By:  ___________________________________
                            Name:
                            Its:

                                APPENDIX 1 TO THE
                              MANAGEMENT AGREEMENT
                              --------------------

                      PROPERTY MANAGEMENT RESPONSIBILITIES
                      ------------------------------------

         A. The Asset Manager shall perform its duties and obligations under
Section 2 of the Management Agreement with respect to the management of the Tranche II Properties in accordance with the following standards:

         1. Management of the Tranche II Properties. Asset Manager shall devote its commercially reasonable efforts, consistent with first class professional management, to manage the Tranche II Properties, and shall perform its duties with respect thereto under the Management Agreement in accordance with the Operating Agreement and Annual Plan and in a reasonable, diligent and careful manner so as to manage and supervise the operation, maintenance, leasing and servicing of each Tranche II Property in a manner that is comparable to similar properties in the market area in which such Tranche II Property is located. The services of Asset Manager hereunder are to be of a scope and quality not less than those generally performed by professional managers of other similarly situated properties in the market area in which each Tranche II Property is located. Asset Manager shall make available to the Company the full benefit of the judgment, experience and advice of the members of Asset Manager's organization and staff with respect to the policies to be pursued by the Company in operating the Tranche II Properties, and will perform such services as may be requested by the Company within the scope of the Management Agreement in operating, maintaining, leasing, and servicing each Tranche II Property.

         2. Specific Duties of Asset Manager. Without limiting the duties and obligations of Asset Manager under any other provisions of the Management Agreement, Asset Manager shall have the following duties and perform the following services with respect to management of the Tranche II Properties:

              2.1 Repairs and Maintenance. In accordance with and subject to the Operating Agreement and the Annual Plan, Asset Manager shall cause to be made, or ensure that the tenant makes, all repairs and shall cause to be performed, or ensure that the tenant performs, all maintenance on the buildings, appurtenances and grounds of each Tranche II Property as are required to maintain each Tranche II Property in such condition and repair (and in compliance with applicable codes) that is comparable to similarly situated properties in the market area in which such Tranche II Property is located, and such other repairs as may be required to be made under the leases governing each Tranche II Property. Asset Manager shall to the extent it deems necessary arrange for periodic inspections of the Tranche II Properties by independent contractors.

              2.2 Leasing Supervision Activities.
                  ------------------------------

              (a) Leasing Supervision. Asset Manager shall supervise all leasing activities, for the purpose of leasing the available space in the Tranche II Properties to tenants upon such terms and conditions as shall be consistent with the Operating Agreement and the Annual Plan.

                                     A-1-1

              (b) Generally. In the performance of Asset Manager's duties under this Section 2.2, Asset Manager shall (i) develop and coordinate advertising, marketing and leasing plans for space at each Tranche II Property that is vacant or anticipated to become vacant; (ii) cooperate and communicate with leasing specialists, consultants and third-party brokers in the market, and solicit their assistance with respect to new tenant procurement; and (iii) notify the Company in writing of all offers for tenancy at each Tranche II Property which Asset Manager believes are made in good faith, including the identification and fee schedules of procuring brokers, if any.

              (c) Negotiation of Leases. Asset Manager shall negotiate all tenant leases, extensions, expansions and other amendments and related documentation on the Company's behalf in accordance with the Operating Agreement and the Annual Plan. All such documentation shall be prepared at the Company's expense by counsel acceptable to or designated by the Company, and shall be executed by the Company. The terms of all such documentation are to be approved by the Company pursuant to such reasonable procedures as may be requested by the Company from time to time. Notwithstanding the foregoing, (x) Asset Manager shall not, for any reason, have the power or authority to execute any such documentation on behalf of the Company or otherwise bind the Company without the Company's prior written consent, and (y) the Company reserves the right to deal with any prospective tenant to procure any such lease, extension, expansion or other amendment or related documentation.

              (d) Third Party Brokers. Asset Manager shall encourage third-party real estate brokers to secure tenants for the Tranche II Properties, and periodically notify such brokers of the spaces within the Tranche II Properties that are available for lease.

              (e) Compensation for Third-Party Brokers. Asset Manager shall negotiate and enter into on behalf of the Company a commission agreement with third party brokers providing for a leasing commission to be paid at prevailing market rates, subject to prevailing market terms and conditions. Such leasing commission shall be paid by the Company.

              2.3 Rents, Billings and Collections. Asset Manager shall be responsible for the monthly billing of rents and all other charges due from tenants to the Company with respect to each Tranche II Property. Asset Manager shall use its commercially reasonable efforts to collect all such rents and other charges when due. Asset Manager shall notify the Company and the Advisor of all tenant defaults as soon as reasonably practicable after occurrence, and shall provide the Company and the Advisor with Asset Manager's best judgment of the appropriate course of action in remedying such tenant defaults.

              2.4 Obligations Under Leases. Asset Manager shall supervise and use its commercially reasonable efforts to cause the Company to perform and comply, duly and punctually, with all of the obligations required to be performed or complied with by the Company under all leases and all laws, statutes, ordinances, rules, permits and certificates of occupancy relating to the operation, leasing, maintenance and servicing of the Tranche II Properties, including, without limitation, the timely payment by the Company of all sums required to be paid thereunder.

                                     A-1-2

              2.5 The Company's Insurance. If requested by the Company, the Asset Manager shall cause to be placed and kept in force all forms of insurance required by the Operating Agreement and the Annual Plan or required by any mortgage, deed of trust or other security agreement covering all or any part of any Tranche II Property. The Asset Manager is to be named as an additional insured on the general liability policies in its capacity as managing agent. All such insurance coverage shall be placed through insurance companies and brokers selected or approved by the Company, with limits, values and deductibles established by the Company and with such beneficial interests appearing therein as shall be acceptable to the Company and otherwise be in conformity with the requirements of the Operating Agreement and the Annual Plan. Should the Company elect to place such insurance coverage directly, the Asset Manager shall be named as an additional insured on the general liability policies in its capacity as managing agent and the Company will provide the Asset Manager with a certificate of insurance evidencing such coverage. If requested to do so by the Company, the Asset Manager shall duly and punctually pay on behalf of the Company with funds provided by the Company all premiums with respect thereto, prior to the time the policy would lapse due to nonpayment. If any lease requires that a tenant maintain any insurance coverage, the Asset Manager shall use its commercially reasonable efforts to obtain insurance certificates annually, or more frequently, as required pursuant to the applicable leases, from each such tenant and review the certificates for compliance with the lease terms. If any lease requires the Company to provide insurance certificates to tenants thereunder, the Asset Manager shall obtain such insurance certificates from the Company, review the certificates for compliance with the lease terms, and provide a copy thereof to tenants in accordance with their respective leases. The Asset Manager shall promptly investigate and make a full and timely written report to the insurance broker, with a copy to the Company, as to all accidents, claims or damage of which the Asset Manager has knowledge relating to the operation and maintenance of each Tranche II Property, any damage or destruction to each Tranche II Property, and the estimated cost of repair thereof, and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be filed timely with the insurance broker as required under the terms of the insurance policy involved. The Asset Manager shall have no right to settle, compromise or otherwise dispose of any claims, demands or liabilities, whether or not covered by insurance, without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

              2.6 Asset Manager's Insurance. The Asset Manager or the Manager or LXP will obtain and maintain on the Asset Manager's behalf, at the Asset Manager's or the Manager's or LXP's expense, the following insurance:

              (a) Commercial general liability on an occurrence form for bodily injury and property damage with limits of One Million Dollars ($1,000,000) combined single limit each occurrence and Two Million Dollars ($2,000,000) from the aggregate of all occurrences within each policy year, including but not limited to Premises-Operation, Products/Completed Operations, Hazard and Contractual Coverage (including coverage for the indemnity clause provided under the Management Agreement) for claims arising out of actions beyond the scope of Asset Manager's duties or authority under the Management Agreement.

              (b) Comprehensive form automobile liability covering hired and non-owned vehicles with limits of One Million Dollars ($1,000,000) combined single limit per occurrence.

                                     A-1-3

              (c) Employer's liability insurance in an amount not less than Five Hundred Thousand Dollars ($500,000).

              (d) Excess liability (umbrella) insurance on the above with limits of Two Million Dollars ($2,000,000).

              (e) Workers' compensation insurance in accordance with the laws of the state with jurisdiction.

              (f) Either (x) blanket crime coverage protecting the Asset Manager against fraudulent or dishonest acts of its employees, whether acting alone or with others, with limits of liability of not less than One Million Dollars ($1,000,000) per occurrence (any loss within any deductible shall be borne by the Asset Manager) or (y) a fidelity or financial institution bond in an amount no less than One Million Dollars ($1,000,000.00) bonding the employees of the Asset Manager who handle or who are responsible for funds belonging to the Company.

              (g) Professional liability insurance covering the activities of the Asset Manager written on a "claim made" basis with limits of at least One Million Dollars ($1,000,000). Any loss within any deductible shall be borne by the Asset Manager. Coverage shall be maintained in effect during the period of the Management Agreement and for not less than two (2) years after termination of the Management Agreement.

              Each of the above policies will contain provisions giving the Company and the Advisor at least thirty (30) days' prior written notice of cancellation of coverage. The policies referred to in items (a) and (d) above will name the Company and the Advisor as additional insureds, and the policies referred to in item (f) above will name the Company as loss payee. The Asset Manager will provide the Company and the Advisor with evidence of all required coverages.

              Such insurance shall be placed with reputable insurance companies licensed or authorized to do business in the states in which the Tranche II Properties are located with a minimum Best's rating of AX.

              The Company and the Asset Manager agree that the insurance policies summarized on Appendix 2 to this Exhibit B (Form of Management Agreement) are consistent with the standards listed above with respect to the types and amounts of insurance the Asset Manager is required to obtain.

              2.7 Compliance with Insurance Policies; Compliance by Tenants with Tenant Leases. Asset Manager shall use its commercially reasonable efforts to prevent the use of each Tranche II Property for any purpose that might void any policy of insurance held by the Company, or any tenant at each Tranche II Property, that might render any loss insured thereunder uncollectible or that would be in violation of any governmental restriction or the provisions of any lease. Asset Manager shall use its commercially reasonable efforts to secure full compliance by the tenants with the terms and conditions of their respective leases, including, but not limited to, periodic maintenance of all building systems, including individual tenant's heating, ventilation and air conditioning systems.

                                     A-1-4

              2.8 Intentionally Omitted.
                  ---------------------

              2.9 Tenant Relations. Asset Manager will maintain reasonable contact with the tenants of the Tranche II Properties and keep the Company and the Advisor informed of the tenants' concerns, expansion or contraction plans, changes in occupancy or use, and other matters that could have a material bearing upon the leasing, operation or ownership of each Tranche II Property.

              2.10 Compliance with Laws. Asset Manager shall use its commercially reasonable efforts to determine such action that may be necessary, inform the Company of action as may be necessary and, when authorized by the Company, take such action that may be necessary to cause the Tranche II Properties to comply with all current and future laws, rules, regulations, or ordinances affecting the ownership, use or operation of each Tranche II Property; provided, however, that Asset Manager need not obtain the prior authorization of the Company to take action in case of an emergency or any threat to life, safety or property, so long as Asset Manager shall give the Company prompt notice of any such action taken.

              2.11 Cooperation. Should any claims, demands, suits, or other legal proceedings be made or instituted by any third party against the Company that arise out of any matters relating to a Tranche II Property or the Management Agreement or Asset Manager's performance hereunder, Asset Manager shall promptly give the Company all pertinent information and assistance in the defense or other disposition thereof; provided, however, in the event the foregoing requires Asset Manager to incur any expenses beyond the ordinary cost of performing its obligations under the Management Agreement, the Company shall pay for any such out-of-pocket costs of which the Company has been advised in writing.

                  2.12 Notice of Complaints, Violations and Fire Damage. Asset Manager shall respond to complaints and requests from tenants within thirty (30) days of Asset Manager's having received any material complaint made by a tenant or any alleged landlord default under any lease. Additionally, Asset Manager shall notify the Company and Advisor as soon as is reasonably practical (such notice to be accompanied by copies of supporting documentation) of each of the following: any notice of any governmental requirements received by Asset Manager; upon becoming aware of any material defect in a Tranche II Property; and upon becoming aware of any fire or other material damage to any Tranche II Property. In the case of any fire or other material damage to a Tranche II Property, Asset Manager shall also notify the Company's insurance broker telephonically, so that an insurance adjuster has an opportunity to view the damage before repairs are started, and complete customary loss reports in connection with fire or other damage to a Tranche II Property.

                  2.13 Notice of Damages and Suits; Settlement of Claims. Asset Manager shall notify the Company's general liability insurance broker and the Company as soon as is reasonably practical of the occurrence of any bodily injury or property damage occurring to or claimed by any tenant or third party on or with respect to a Tranche II Property, and promptly forward to the broker, with copies to the Company and the Advisor, any summons, subpoena or other like legal documents served upon Asset Manager relating to actual or alleged potential liability of the Company, Asset Manager or a Tranche II Property. Notwithstanding the foregoing, Asset Manager shall not be authorized to accept service of process on behalf of the

                                     A-1-5

Company, unless such authority is otherwise imputed by law. The Asset Manager shall have no right to settle, compromise or otherwise dispose of any claims, demands, or liabilities, whether or not covered by insurance, without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

              2.14 Enforcement of Leases. The Asset Manager shall enforce compliance by tenants with each and all of the terms and provisions of the leases, provided, however, that Asset Manager shall not, without the prior written consent of the Company in each instance, which consent may be withheld by the Company in its sole discretion, institute legal proceedings in the name of the Company to enforce leases, collect income and rent or dispossess tenants or others occupying a Tranche II Property or any portion thereof, or terminate any lease, lock out a tenant, or engage counsel or institute any proceedings for recovery of possession of a Tranche II Property if any such action by the Asset Manager would constitute a Major Decision.

              2.15 Environmental.
                   -------------

              (a) Notice. The Asset Manager shall promptly advise the Company and the Advisor in writing of any evidence of non-compliance with any Environmental Laws, which Asset Manager is aware of, together with a written report of the nature and of the non-compliance and the potential threat, if any, to the health and safety of persons and/or damage to each Tranche II Property or the property adjacent to or surrounding each Tranche II Property. The Company acknowledges that (A) Asset Manager is not an environmental engineer and does not have any special expertise in the Environmental Laws, (B) Asset Manager's duties under this Section 2.15 are limited to the quality of reasonable commercial care and diligence customarily applied to property managers of triple net leased properties.

              (b) Rights; Limitations. Without limiting any other provision contained herein and subject to Section 2.14, Asset Manager shall use commercially reasonable efforts to enforce the Company's rights under the leases insofar as any tenant's compliance with Environmental Laws are concerned; provided, however, Asset Manager shall hold in confidence all information bearing on Environmental Laws and hazardous materials, except to the extent expressly instructed otherwise in writing by the Company, or except to the extent necessary to protect against the imminent threat to the life and safety of persons and/or damage to a Tranche II Property or damage to the property adjacent to or surrounding such Tranche II Property, or except to the extent such disclosure is required by Environmental Laws, other laws, or court order.

              2.16 Monitoring of Tenant Improvements. The Asset Manager shall monitor the construction and installation of material tenant improvements undertaken by the tenant under any lease and act as the Company's liaison with such tenant's construction managers and contractors (or other supervisors of a tenant's build-out).



                 Tranche II LSL LOAN MANAGEMENT RESPONSIBILITIES
                 -----------------------------------------------

         B. The Asset Manager shall perform its duties and obligations under
Section 2 of the Management Agreement with respect to the management of the Tranche II LSL Loans in

                                     A-1-6
accordance with the following standards:

              1. Management of the Tranche II LSL Loans. The Asset Manager shall devote its commercially reasonable efforts, consistent with first class professional management, to manage the Tranche II LSL Loans, and shall perform its duties with respect thereto under the Management Agreement in accordance with the Operating Agreement and Annual Plan and in a reasonable, diligent and careful manner so as to (i) monitor compliance by each borrower and its subsidiary Special Purpose LLC with the requirements of the Tranche II LSL Loan, including without limitation compliance with and performance of their obligations under, the applicable Tranche II LSL Note, the Pledge and the Warrant (collectively, the "Tranche II LSL Loan Docpuments"); (ii) collect and account for all sums payable in respect of the Tranche II LSL Loan; and (iii) take such steps as may be necessary to enforce the provisions of the Tranche II LSL Loan Documents. The services of Asset Manager hereunder are to be of a scope and quality not less than those generally performed by professional managers of other similarly situated assets in the market area in which each Tranche II LSL Property is located. Asset Manager shall make available to the Company the full benefit of the judgment, experience and advice of the members of Asset Manager's organization and staff with respect to the policies to be pursued by the Company in managing the Tranche II LSL Loans, and will perform such services as may be requested by the Company within the scope of the Management Agreement in managing each Tranche II LSL Loan.

              2. Collection and Accounting of Funds. The Asset Manager shall be responsible for the monthly collection of interest, principal (if any) and other sums due from LXP LLCs with respect to each Tranche II LSL Loan. The Asset Manager shall use its commercially reasonable efforts to collect all such amounts when due. The Asset Manager shall notify the Company and the Advisor of all LXP LLC defaults as soon as reasonably practicable after occurrence, and shall provide the Company and the Advisor with the Asset Manager's best judgment of the appropriate course of action in remedying such defaults.

              3. Obligations Under Loan Documents. The Asset Manager shall supervise and use its commercially reasonable efforts to cause each LXP LLC and each subsidiary Special Purpose LLC to perform and comply, duly and punctually, with all of the obligations required to be performed or complied with by each LXP LLC and each subsidiary Special Purpose LLC under all Tranche II LSL Loan Documents.

              4. Personnel. The Asset Manager or the Manager or LXP will obtain and maintain on the Asset Manager's behalf, at the Asset Manager's or the Manager's or LXP's expense, either (x) blanket crime coverage protecting Asset Manager against fraudulent or dishonest acts of its employees, whether acting alone or with others, with limits of liability of not less than One Million Dollars ($1,000,000) per occurrence (any loss within any deductible shall be borne by Asset Manager) or (y) a fidelity or financial institution bond in an amount no less than One Million Dollars ($1,000,000.00) bonding the employees of Asset Manager who handle or who are responsible for funds belonging to the Company. The Company and Asset Manager agree that the financial institution bond summarized on Appendix 2 to this Exhibit B (Form of Management Agreement) is consistent with the standards contained in this Paragraph B.4. Satisfying the requirements of Section A.2.6 of this Appendix 1 to Exhibit B (Form of Management Agreement) will satisfy the requirements of this Section.

                                     A-1-7

              5. Cooperation. Should any claims, demands, suits, or other legal proceedings be made or instituted by any third party against the Company that arise out of any matters relating to a Tranche II LSL Loan or any Tranche II LSL Property or the Management Agreement or Asset Manager's performance hereunder, Asset Manager shall promptly give the Company all pertinent information and assistance in the defense or other disposition thereof; provided, however, in the event the foregoing requires Asset Manager to incur any expenses beyond the ordinary cost of performing its obligations under the Management Agreement, the Company shall pay for any such out-of-pocket costs of which the Company has been advised in writing.

              6. Notice of Complaints, Violations and Fire Damage. The Asset Manager shall respond to complaints and requests from LXP LLCs within thirty
(30) days of Asset Manager's having received any material complaint made by a LXP LLC under any Tranche II LSL Loan Document. Additionally, Asset Manager shall notify the Company and Advisor as soon as is reasonably practical (such notice to be accompanied by copies of supporting documentation) of each of the following: any notice of any governmental requirements received by Asset Manager; upon becoming aware of any material defect in a Tranche II LSL Property; and upon becoming aware of any fire or other material damage to any Tranche II LSL Property. In the case of any fire or other material damage to a Tranche II LSL Property, Asset Manager shall also notify the Company's insurance broker telephonically, so that an insurance adjuster has an opportunity to view the damage before repairs are started, and complete customary loss reports in connection with fire or other damage to a Property.

              7. Notice of Damages and Suits; Settlement of Claims. The Asset Manager shall notify the Company's general liability insurance broker and the Company as soon as is reasonably practical of the occurrence of any bodily injury or property damage occurring to or claimed by any LXP LLC or Special Purpose LLC or third party on or with respect to a Tranche II LSL Property, and promptly forward to the broker, with copies to the Company and the Advisor, any summons, subpoena or other like legal documents served upon Asset Manager relating to actual or alleged potential liability of the Company, Asset Manager or a Tranche II LSL Property. Notwithstanding the foregoing, Asset Manager shall not be authorized to accept service of process on behalf of the Company, unless such authority is otherwise imputed by law. Asset Manager shall have no right to settle, compromise or otherwise dispose of any claims, demands, or liabilities, whether or not covered by insurance, without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

              8. Enforcement of Tranche II LSL Loan Documents. The Asset Manager shall enforce compliance by LXP LLCs and by Special Purpose LLCs with each and all of the terms and provisions of the Tranche II LSL Loan Documents, provided, however, that Asset Manager shall not, without the prior written consent of the Company in each instance, which consent may be withheld by the Company in its sole discretion, institute legal proceedings in the name of the Company to enforce the Tranche II LSL Loan Documents, if such action by the Asset Manager would constitute a Major Decision.

              9. Environmental.
                 -------------

              (a) Notice. Asset Manager shall promptly advise the Company and the

                                     A-1-8

Advisor in writing of any evidence of non-compliance with any Environmental Laws, which Asset Manager is aware of, together with a written report of the nature and of the non-compliance and the potential threat, if any, to the health and safety of persons and/or damage to each Tranche II LSL Property or the property adjacent to or surrounding each Tranche II LSL Property. The Company acknowledges that (A) Asset Manager is not an environmental engineer and does not have any special expertise in the Environmental Laws, (B) Asset Manager's duties under this Section B.9 are limited to the quality of reasonable commercial care and diligence customarily applied to managers of loans made to owners of triple net leased properties.

              (b) Rights; Limitations. Without limiting any other provision contained herein and subject to Section B.8, Asset Manager shall use commercially reasonable efforts to enforce the Company's rights under the Tranche II LSL Loan Documents insofar as any LXP LLC's or any Special Purpose LLC's compliance with Environmental Laws are concerned; provided, however, Asset Manager shall hold in confidence all information bearing on Environmental Laws and hazardous materials, except to the extent expressly instructed otherwise in writing by the Company, or except to the extent such disclosure is required by Environmental Laws, other laws, or court order.

                                     A-1-9

                                APPENDIX 2 TO THE
                              MANAGEMENT AGREEMENT
                              --------------------


                        SUMMARY OF LXP INSURANCE POLICIES
                        ---------------------------------




                     [APPENDIX BEGINS ON THE FOLLOWING PAGE]

INSURED:
Lexington Corporate Properties Trust
355 Lexington Avenue
New York, NY  10017

                             SCHEDULE OF INSURANCE
--------------------------------------------------------------------------------
Type of Policy/Plan        Term    Policy #     Expiration  Company
--------------------------------------------------------------------------------

GENERAL LIABILITY         1 Year   3530-93-52     1/1/00    Chubb/Aon Enterprise

General Aggregate Limit
  (other than Products/
  Completed Operations
  Aggregate Limit                  $ 2,000,000
Products/Completed
  Operations Aggregate
  Limit                            $ 1,000,000
Personal & Advertising
  Injury Limit                     $ 1,000,000
Each Occurrence Limit              $ 3,000,000
Medical Expense Limit              $    10,000
Fire Damage Legal
  Liability                        $   100,000
Non-Owned & Hired
  Automobile Liability             $ 1,000,000
Employee Benefit
  Liability                        $ 1,000,000
     Deductible                    $     1,000


UMBRELLA LIABILITY        1 Year   7974-09-55     1/1/00    Chubb/Aon Enterprise

Limits of Liability
------------------

Each Occurrence                    $ 5,000,000
General Aggregate                  $ 5,000,000
Products/Completed
  Operations Aggregate             $ 5,000,000
Retained Limit                     $    10,000


                                         SCHEDULE OF INSURANCE
------------------------------------------------------------------------------------------------------
Type of Policy/Plan                              Term   Policy #     Expiration  Company
------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION                            1 Year 7BG 063-988-0  1/1/00    Kemper/Aon Enterprise

Workers Compensation -
  Statutory Coverage

Employer Liability Limits:
-------------------------

   Bodily Injury
     by Accident         $ 500,000 Each Accident
   Bodily Injury
     by Disease          $ 500,000 Each Employee
   Bodily Injury
     by Disease          $ 500,000 Policy Limit

Exposure Basis:
--------------

State                    Code      Class               Payroll
-------------------------------------------------------------------
New York                 8810      Clerical-NY         $  684,125

New York                 8809      Executive Officers  $  491,400


                                              SCHEDULE OF INSURANCE
-----------------------------------------------------------------------------------------------------------------
Type of Policy/Plan                              Term   Policy #     Expiration  Company
-----------------------------------------------------------------------------------------------------------------
FINANCIAL INSTITUTION
  BOND                                           1 Year 856-29-98      6/3/00    National Union Fire Insurance Co


                         Limit       Deductible
                         -----       ----------

Aggregate Limit          $1,000,000  $     -
Basic Bond Coverage      $1,000,000  $  25,000
Insuring Agreement D     $1,000,000  $  25,000
  (Forgery or
  Alteration)
Insuring Agreement E -   $1,000,000  $  25,000
  Securities


Profession Liability
  Insurance* (claims
  made basis)

Aggregate Limit          $1,000,000



* Currently obtaining quotes from insurance broker